SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 18, 2000
                                                        ----------------

                               NOVOSTE CORPORATION
             (Exact name of registrant as specified in its charter)
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     Florida                            0-20727                  59-2787476
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     (State or other jurisdiction     (Commission              (IRS Employer
          of incorporation)           File Number)             Identification)

                  3890 Steve Reynolds Blvd., Norcross, GA 30093
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (770) 717-0904
                                                           --------------

          (Former name or former address, if changed since last report)

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Item 5. Other Events

      On October 18, 2000, the Registrant issued a press release announcing that interim results of the Registrant's START 40 Trial were presented at the Transcatheter Cardiovascular Therapeutics (TCT) conference in Washington, D.C. The results of the interim review demonstrated a significant reduction in restenosis in patients treated with beta radiation. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibit 99.1 Press Release dated October 18, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2000


                                                NOVOSTE CORPORATION
                                                --------------------------------
                                                (Registrant)


                                        By: /s/ Daniel G. Hall
                                            ------------------------------------
                                            Daniel G. Hall
                                            Vice President and General Counsel